                                    Exhibit 2

                       Executive Officers and Directors of
                          Trans-Resources, Inc. ("TRI")

                                         Business or                                  Principal
Name                                     Residence Address                            Occupation
----                                     -----------------                            ----------
Arie Genger*                             9 West 57th Street                           Chairman of the Board
                                         New York, NY 10019                           and Chief Executive
                                                                                      Officer of TRI

Thomas G. Hardy*                         9 West 57th Street                           President and Chief
                                         New York, NY 10019                           Operating Officer and
                                                                                      director of TRI

Gabriel Politzer                         9 West 57th Street                           Senior Vice President of
                                         New York, NY 10019                           TRI

Lester W. Youner                         9 West 57th Street                           Vice President, Treasurer,
                                         New York, NY 10019                           Chief Financial Officer
                                                                                      and Secretary of TRI

John J. Lewandowski                      9 West 57th Street                           Vice President--
                                         New York, NY 10019                           Corporate Development
                                                                                      of TRI

Michael P. Oravec                        9 West 57th Street                           Vice President--
                                         New York, NY 10019                           Corporate Taxation of
                                                                                      TRI

Elon Yaish                               9 West 57th Street                           Controller of TRI
                                         New York, NY 10019

Martin A. Coleman*                       9 West 57th Street                           Private investor
                                         New York, NY 10019

Sash A. Spencer*                         9 West 57th Street                           Chairman of a private
                                         New York, NY 10019                           investment firm

Avi Pelossof*                            Haifa Chemicals, Ltd.                        Attorney At Law
                                         P.O. Box 10809
                                         Haifa Bay 26120
                                         Israel

--------

*     Director of TRI

                       Executive Officers and Directors of
                     TPR Investment Associates, Inc. ("TPR")


                                         Business or                                  Principal
Name                                     Residence Address                            Occupation
----                                     -----------------                            ----------
Arie Genger*                             9 West 57th Street                           Chairman of the Board
                                         New York, NY 10019                           and Chief Executive
                                                                                      Officer of TRI

Lester W. Youner                         9 West 57th Street                           Vice President, Treasurer,
                                         New York, NY 10019                           Chief Financial Officer
                                                                                      and Secretary of TRI


--------

*     Director of TPR

                       Directors and Executive Officers of
                      Haifa Chemicals Holdings Ltd. ("HCH")


                                         Business or                                  Principal
Name                                     Residence Address                            Occupation
----                                     -----------------                            ----------
Avi Pelossof*                            Haifa Chemicals, Ltd.                        Attorney At Law
                                         P.O. Box 10809
                                         Haifa Bay 26120
                                         Israel

Esther Eldan*                            Haifa Chemicals, Ltd.                        Managing Director (CEO)
                                         P.O. Box 10809                               of HCL
                                         Haifa Bay 26120
                                         Israel

Thomas G. Hardy*                         9 West 57th Street                           President and Chief
                                         New York, NY 10019                           Operating Officer of TRI

------------------
*  Director of HCH